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                                                   AMENDMENT TO CREDIT AGREEMENT


                         FIRST AMENDMENT TO CREDIT AGREEMENT


    THIS FIRST AMENDMENT is entered into as of September 27, 1995 by and between MADE2MANAGE SYSTEMS, INC. f/k/a TEKSYN, INC. (the "Borrower") and NBD Bank, N.A. (the "Bank").

                                     WITNESSETH:

    WHEREAS, Borrower and Bank have entered into a certain Credit Agreement dated as of June 9, 1995 as amended (the "Agreement"); and

    WHEREAS, the Borrower has requested and the Bank has agreed to an increase in the maximum aggregate amount of Facility B described in the Agreement; and

    NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

(1) The maximum aggregate amount of Facility B is hereby increased from $112,500.00 to $212,500.00.

(2) Upon execution of this agreement, the Borrower shall pay the Bank the following fees, all of which the Borrower acknowledges have been earned by the Bank: a documentation fee of $250.00.

(3) The following is to be added to the Agreement as Section 7.6 D.

    D. Within 30 days after and as of the end of each calendar quarter, a compliance certificate, certified as correct by one of its authorized agents.

(4) The following is to be added to the Agreement as Section 8.3 H.

    H. Leases. Contract for or assume in any manner capitalized lease obligations if the aggregate of all payments shall exceed $30,000.00 in any one fiscal year without prior NBD notification.

(5) Except as modified herein, the Agreement, as heretofore amended, shall remain unchanged and in fill force and effect.
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    IN WITNESS WHEREOF, the parties have caused this First Amendment to be entered into and effective as of the date first hereinabove written.

                                       MADE2MANAGE SYSTEMS, INC.



                                       By: /s/ David B. Wortman
                                          -------------------------------------

                                       David B. Wortman               President
                                        ----------------------------------------
                                       Printed Name                       Title


                                       NBD BANK, N.A.


                                       By: /s/ Michael K. Dooley
                                          -------------------------------------

                                       Michael K. Dooley                    AVP
                                        ----------------------------------------
                                       Printed Name                       Title

                                       Address:  One Indiana Square
                                                 Indianapolis, Indiana 46266